The PNC Financial Services Group, Inc. Fourth Quarter and Full Year 2009 Earnings January 21, 2010 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration.  It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings.  The presentation also contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance, capital and liquidity levels, and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents.  We provide greater detail regarding some of these factors in our 2008 Form 10-K and
2009 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our other SEC filings (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings).  We have included web addresses here and elsewhere in this presentation as inactive textual references only.  Information on these websites is not part of this document.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of certain types of items, including our fourth quarter 2009 gain related to BlackRock’s acquisition of Barclays Global Investors (“BGI”), our fourth quarter 2008 conforming provision for credit losses for National City, and other integration costs in the 2009 and 2008 periods.  This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results.  We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments.  We believe this adjustment may be useful when comparing yields and margins for all earning assets.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor
Relations.”

2009 Strategic Highlights
Grew our businesses and
delivered strong results
Significant progress in
rebalancing risk profile
Acquisition benefits
exceeding expectations
Regulatory changes to date
have been manageable
Extraordinary challenges
Severe recessionary
economic conditions
Significant franchise
expansion
Uncertain regulatory
environment
Exceptional performance
PNC’s Business Model Is Designed to Deliver Strong Results.

2009 Financial Highlights
Execution of the PNC business model delivered exceptional results
Balance sheet is well-positioned with an improved risk profile, more liquidity and more capital
Strong revenue performance of $17 billion from diversified sources
Disciplined expense management - increased integration cost savings goal to $1.5 billion annualized
Pretax pre-provision earnings
1
exceeded credit costs by $3.3 billion
Substantial loan loss reserves and marks on impaired loans
$4.36
$2,403
$16,988
YTD09
$3,871 $3,987 $4,048 $5,082 Revenue
$2.17
$1,107
4Q09
$1.03
$530
1Q09
$1.00
$559
3Q09
$207 Net income
$.14
2Q09
Earnings per diluted common share
In millions, except per share
(1) Total revenue less noninterest expense. Revenue includes a $1.1 billion gain related to BlackRock’s acquisition of BGI on
December 1, 2009.  Further information is provided in the Appendix.

PNC’s Framework for Success
Execute on and deliver the PNC
business model
Capitalize on integration
opportunities
Emphasize continuous
improvement culture
Leverage credit that meets our
risk/return criteria
Focus on cross selling PNC’s deep
product offerings
Focus “front door” on risk-adjusted
returns
Leverage “back door” credit
liquidation capabilities
Maximize credit portfolio value
Reposition deposit gathering
strategies
Action Plans
0.62%
1
>$1.2 billion
43%
1
2.4%
84%
December 31,
2009
1.30%+
$1.5 billion
>50%
0.3%-0.5%
80%-90%
Target
Return on average
assets
(year ended)
Key Metrics
Loan to deposit
ratio
(as of)
Provision to
average loans
(year ended)
Noninterest
income/total
revenue
(year ended)
Integration cost
savings
(4Q09, annualized)
Executing our
strategies
PNC Business
Model
Staying core
funded
Returning to a
moderate risk
profile
Growing high
quality, diverse
revenue
streams
Creating
positive
operating
leverage
(1) Excludes the impact of the $1.08 billion pretax, $687 million after-tax, gain related to the BLK/BGI transaction.  Including the gain, noninterest income to total revenue percentage for the year was 47% and the return on average assets for the year was
.87%.  Further information is provided in the Appendix.

A Higher Quality, Differentiated Balance Sheet
$271
29
16
$42
$184
11
51
$122
$271
56
161
$54
Sept. 30,
2009
$291
25
21
$52
$193
24
58
$111
$291
73
175
$43
Dec. 31,
2008
($21) $270
Total liabilities and equity
($13) $39
Borrowed funds
(12) 12
Other time/savings
($6) $187
Total deposits
(7)    14
Other
(9) 49
Retail CDs
$15 $126
Transaction deposits
5 30
Shareholders’ equity
(16) 57
Other assets
(18) 157
Total loans
($21) $270
Total assets
$56
Dec. 31,
2009
$13
YoY
change
Investment securities
Category (billions)
PNC Made Substantial Progress in Transitioning the Balance PNC Made Substantial Progress in Transitioning the Balance
Sheet to Reflect Our Business Model. Sheet to Reflect Our Business Model.
Loans/Assets
58%
Investment
securities/Assets
21%
Loans/Deposits
84%
Dec. 31, 2009
Key Ratios

Pretax Pre-Provision Earnings Substantially
Exceed Credit Costs
PNC Is Recognized for the Ability to Create Positive Operating PNC Is Recognized for the Ability to Create Positive Operating
Leverage to Help Offset Credit Costs. Leverage to Help Offset Credit Costs.
$17.0
$9.7
$7.3
$3.9
Full year 2009
Revenue
Expense
Pretax pre-provision earnings Provision
4Q09 vs. 3Q09 highlights
Strong 4Q09 revenue performance of $5.1 billion
- 6% increase in net interest income, net interest
margin up 29 basis points
- $1.1 billion gain related to BLK/BGI
- Lower residential mortgage revenue
- Other client-based fee income relatively stable
Continued disciplined expense management
- Expenses flat from 3Q09 despite $66 million
increase in integration costs
- Increased quarterly acquisition cost savings by
$100 million to $300 million
Provision of $1.05 billion increased loan loss reserve
coverage
(1) Total revenue less noninterest expense. Revenue includes a $1.1 billion gain related to BlackRock’s acquisition of BGI on
December 1, 2009.  Further information is provided in the Appendix.
1

Credit Quality Trends
78% 40% 23% 11% Change from prior quarter
6.2%
$10.0
4.9
$5.1
2.09%
$835
$5,671
1,595
$4,076
$884
$2,388
4Q09
$4.3 $4.6 $4.8
Allowance for loan and
lease losses
Allowance and
marks on impaired
loans
(billions, except %)
8.3 7.5 6.6 Marks on impaired loans
$12.6 $12.1 $11.4
Total allowance and marks
on impaired loans
7.0% 7.0% 6.8%
Total allowance and marks
on impaired loans/
outstanding loan balances
Net charge-offs
(millions, except %)
Nonperforming loans
(millions, except %)
Accruing loans past
due
1
(millions)
$2,136 $2,195 $2,380 30 – 89 days
$501 $1,043 $875 90 days or more
1.01% 1.89% 1.59% NCOs/average loans
2
$431 $795 $650 Total net charge-offs
$2,960 $4,156 $5,126 Total nonperforming loans
930
$3,226
2Q09
413 1,260 Consumer lending
$2,547 $3,866 Commercial lending
1Q09     3Q09
(1) Excludes the impact of the $1.08 billion pretax, $687 million after-tax, gain related to the BLK/BGI transaction.  Including the gain, noninterest income to total revenue percentage for the year was 47% and the return on average assets for the year was
.87%.  Further information is provided in the Appendix.

Strengthening Capital Ratios Throughout 2009
10.0%
1Q09 2Q09
4.9%
5.3%
1Q09
2Q09
Tier 1 common ratio Tier 1 risk-based ratio
5.5%
10.5%
10.9%
3Q09 3Q09
Ratios and common equity as of quarter end. (1) Estimated. (2) Marks on impaired loans refer to fair value marks related to loans acquired from National City that were impaired per FASB ASC 310-30 (AICPA SOP 03-3).  Marks as of December 31, 2009 were approximately $4.9 billion.
PNC capital ratios
already reflect impact
of marks on impaired
loans – as of
December 31, 2008,
marks were
approximately $9.2
billion
Increased common
equity by $4.5 billion
from 4Q08 to 4Q09
Highlights
PNC Is Focused on Disciplined Uses of Capital During Uncertain PNC Is Focused on Disciplined Uses of Capital During Uncertain
Times. Times.
4.8%
9.7%
4Q08
4Q08
6.0%
1
4Q09
11.5%
1
4Q09
2

Summary and Expectations
Growth in relationship-based deposits offset by
additional higher cost time deposit run-off
Continued weak loan demand and low
utilization rates driven by economic conditions
Net interest income and net interest margin
consistent with 3Q09 annualized
Relatively stable noninterest income apart
from the BLK/BGI gain and MSR hedging gains
Reduced expenses driven by integration cost
saves
Credit cost improvement as the economy
recovers
2009 performance
PNC’s execution of its
business model delivered
strong results in 2009
PNC’s achievements
during 2009 leave us
well positioned to take
advantage of the
economic recovery
2010 expectations
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.
It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-
looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “project” and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-
looking statements.  Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding some of these factors in our 2008 Form 10-K and 2009 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our other SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only.  Information on these websites is not part of this document.
•Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
o
Changes in interest rates and valuations in the debt, equity and other financial markets.
o
Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products.
o
Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.
o
Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular.
o
Changes in levels of unemployment.
o
Changes in customer preferences and behavior, whether as a result of changing business and economic conditions or other factors.
•A continuation of recent turbulence in significant portions of the US and global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.
•Our business and financial performance could be impacted as the financial industry restructures in the current environment, both by changes in the creditworthiness and performance of our counterparties and by changes in the competitive and regulatory landscape.
•Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting.  These statements are based on our current expectations that interest rates will remain low in the first half of 2010 but will move upward in the second half of the year and our view that the modest economic recovery that began last year will extend through 2010.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include:
o
Changes resulting from legislative and regulatory responses to the current economic and financial industry environment, including current and future conditions or restrictions imposed as a result of our participation in the TARP Capital Purchase Program.
o
Other legislative and regulatory reforms, including broad-based restructuring of financial industry regulation as well as changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry.
o
Increased litigation risk from recent regulatory and other governmental developments.
o
Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental inquiries.
o
The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies.
o
Changes in accounting policies and principles.
•Our issuance of securities to the US Department of the Treasury may limit our ability to return capital to our shareholders and is dilutive to our common shares.  If we are unable previously to redeem the shares, the dividend rate increases substantially after five years.
•Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques, and by our ability to meet evolving regulatory capital standards.
•The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
•Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
•Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
•Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of
BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.
This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.
In addition, our recent acquisition of National City Corporation (“National City”) presents us with a number of risks and uncertainties related both to the acquisition itself and to the integration of the acquired businesses into PNC.  These risks and uncertainties include the following:
•The anticipated benefits of the transaction, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
  Our ability to achieve anticipated results from this transaction is dependent on the state going forward of the economic and financial markets, which have been under significant stress recently.  Specifically, we may incur more credit losses from National City’s loan portfolio than expected.
Other issues related to achieving anticipated financial results include the possibility that deposit attrition or attrition in key client, partner and other relationships may be greater than expected.
  Legal proceedings or other claims made and governmental investigations currently pending against National City, as well as others that may be filed, made or commenced relating to National City’s business and activities before the acquisition, could adversely impact our financial results.
  Our ability to achieve anticipated results is also dependent on our ability to bring National City’s systems, operating models, and controls into conformity with ours and to do so on our planned time schedule.  The integration of National City’s business and operations into PNC, which includes conversion of National City’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to National City’s or PNC’s existing businesses.  PNC’s ability to integrate National City successfully may be adversely affected by the fact that this transaction has resulted in PNC entering several markets where PNC did not previously have any meaningful retail presence.
In addition to the National City transaction, we grow our business from time to time by acquiring other financial services companies.  Acquisitions in general present us with risks, in addition to those presented by the nature of the business acquired, similar to some or all of those described above relating to the National City acquisition.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.
•
•
•

Non-GAAP to GAAP Reconcilement
Appendix
For the three months ended, in millions
Pretax
Income taxes
(benefit) (a) Net income
Reported net income (loss) ($246)
National City conforming provision for credit losses $504 ($176) 328
Net income excluding National City conforming provision for credit losses
$82
Year ended, in millions
Pretax
Income taxes
(benefit) (a) Net income
Diluted EPS
Reported net income $2,403 $4.36
Gain on BlackRock/BGI transation ($1,076) $389 (687) (1.51)
Net income excluding gain on BlackRock/BGI transaction $1,716 $2.85
Year ended, in millions
Net income Average assets
Return on
average assets
Reported  $2,403 $276,876 0.87%
Excluding gain on BlackRock/BGI transaction $1,716 $276,876 0.62%
December 31, 2009
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
December 31, 2009
December 31, 2008
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
(a) Calculated using a marginal federal income tax rate of 35%. The after-tax gain on the BlackRock/BGI transaction also reflects the impact of state income taxes.

Non-GAAP to GAAP Reconcilement
Appendix
Year ended
March 31, 2009 June 30, 2009 Sept. 30, 2009 Dec. 31, 2009 Dec. 31, 2009
in millions
Total revenue $3,871 $3,987 $4,048 $5,082 $16,988
Noninterest expense 2,328 2,658 2,379 2,369 9,734
Pretax pre-provision earnings 1,543 1,329 1,669 2,713 7,254
Provision for credit losses 880 1,087 914 1,049 3,930
Excess of pretax pre-provision earnings over credit losses $663 $242 $755 $1,664 $3,324
Total revenue $3,871 $3,987 $4,048 $5,082 $16,988
Gain on BlackRock/BGI transaction 1,076 1,076
Total revenue excluding BlackRock/BGI gain 3,871 3,987 4,048 4,006 15,912
Noninterest expense 2,328 2,658 2,379 2,369 9,734
Pretax pre-provision earnings excluding BlackRock/BGI gain 1,543 1,329 1,669 1,637 6,178
Provision for credit losses 880 1,087 914 1,049 3,930
Excess of pretax pre-provision earnings excluding BlackRock/BGI gain over credit losses
$663 $242 $755 $588 $2,248
in millions Reported
Gain on
BlackRock/BGI
transaction
Reported
excluding
BlackRock/BGI
gain Reported
Gain on
BlackRock/BGI
transaction
Reported
excluding
BlackRock/BGI
gain
Net interest income $9,054 $9,054 $2,345 $2,345
Noninterest income 7,934 $1,076 6,858 2,737 $1,076 1,661
Total revenue $16,988 $1,076 $15,912 $5,082 $1,076 $4,006
Noninterest income/total revenue 47% 43% 54% 41%
Three months ended
Year ended Dec. 31, 2009 Three months ended Dec. 31, 2009
PNC believes that pretax pre-provision earnings is useful as a tool to help evaluate ability to provide for credit costs through operations. PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.

Non-GAAP to GAAP Reconcilement
Appendix
Adjustments, Income taxes  Net Diluted Adjustments, Income taxes  Net Diluted
For the three months ended, in millions except per share data
Pretax (benefit) (a) Income EPS Pretax (benefit) (a) Income EPS
Net income, as reported $1,107 $2.17 $559 $1.00
Adjustments:
   Gain on BlackRock/BGI transaction ($1,076) $389 (687) (1.49)
   Integration costs 155                (54)                    101            .22          $89 ($31) 58 .12
Net income, as adjusted $521 $.90 $617 $1.12
Adjustments, Income taxes  Net Diluted
For the three months ended, in millions except per share data
Pretax (benefit) (a) Income EPS
Net income (loss), as reported ($246) $(.77)
Adjustments:
   Conforming provision for credit losses - National City $504 ($176) 328 .94
   Other integration costs 81 (29) 52              .15
Net income, as adjusted $134 $.32
Adjustments, Income taxes  Net Diluted Adjustments, Income taxes  Net Diluted
Year ended, in millions except per share data
Pretax (benefit) (a) Income EPS Pretax (benefit) (a) Income EPS
Net income, as reported $2,403 $4.36 $914 $2.44
Adjustments:
   Gain on BlackRock/BGI transaction $(1,076) $389 (687)           (1.51)
   Conforming provision for credit losses - National City $504 ($176) 328 .95
   Other integration costs 421                (147)                 274            .60          145                (51)                    94 .27
Net income, as adjusted $1,990 $3.45 $1,336 $3.66
December 31, 2009 September 30, 2009
(a) Calculated using a marginal federal income tax rate of 35%.  The after-tax gain on the BlackRock/BGI transaction also reflects the impact of state income taxes.
December 31, 2008
December 31, 2009 December 31, 2008
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Company WFC
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